Quarterly Earnings and

Supplemental Operating and Financial Data

March 31, 2013

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

March 31, 2013

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ended December 31, 2013, (3) the successful consummation of any lease, acquisition or build-to-suit transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK NY 10119-4015

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE

Thursday, May 2, 2013

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2013 RESULTS

New York, NY - May 2, 2013 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2013.

First Quarter 2013 Highlights

•	Generated Company Funds From Operations, as adjusted (“Company FFO, as adjusted”), of $51.9 million, or $0.25 per diluted common share.
•	Executed 10 new and extended leases with overall portfolio occupancy of 97.4%.
•	Closed property acquisitions of $123.3 million, invested $11.2 million in current build-to-suit projects, entered into an agreement to fund a new build-to-suit project for $20.8 million and committed to purchase another property upon completion of construction for $39.1 million.
•	Refinanced secured credit facility with a new unsecured credit facility consisting of a four-year $300.0 million unsecured revolving loan and a five-year $250.0 million unsecured term loan.
•	Retired $168.6 million of secured debt, which had a weighted-average fixed interest rate of 5.5%.
•	Raised $294.0 million of common equity.

•	Converted $42.8 million original principal amount of 6.00% Convertible Guaranteed Notes into common equity.

Subsequent to Quarter End Highlights

•	Retired $176.6 million of secured debt, which had a weighted-average fixed interest rate of 6.0% and gave notice to prepay an additional $16.7 million of secured debt with a fixed interest rate of 6.3%.
•	Redeemed all outstanding shares of 7.55% Series D Cumulative Redeemable Preferred Stock, at par.
•	Swapped the LIBOR component on $64.0 million of five-year unsecured term loan borrowings at 0.73% for a current fixed interest rate of 2.43%.
•	Sold vacant Honolulu, Hawaii retail store and garage for $25.9 million.

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Lexington Realty Trust

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “Our operating results continue to be strong in all areas of our business. We have maintained high levels of occupancy, capitalized on opportunities to lower our cost of capital and added long-term net leases to our portfolio. Over the balance of the year, we expect to take advantage of opportunities to extend our debt maturities while interest rates are at attractive levels, add long-term net leases to our portfolio in order to extend our weighted-average lease term and make substantial progress addressing our 2014-2015 lease rollovers. We believe these steps will result in greater cash flow from a higher quality portfolio.”

FINANCIAL RESULTS

Revenues

For the quarter ended March 31, 2013, total gross revenues were $97.1 million, compared with total gross revenues of $78.2 million for the quarter ended March 31, 2012. The increase is primarily due to property acquisitions.

Company FFO, As Adjusted

For the quarter ended March 31, 2013, Lexington generated Company FFO, as adjusted, of $51.9 million, or $0.25 per diluted share, compared to Company FFO, as adjusted, for the quarter ended March 31, 2012 of $42.7 million, or $0.24 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income (loss) is included later in this press release.

Net Loss Attributable to Common Shareholders

For the quarter ended March 31, 2013, net loss attributable to common shareholders was $(7.3) million, or a loss of $(0.04) per diluted share, compared with net loss attributable to common shareholders for the quarter ended March 31, 2012 of $(2.2) million, or a loss of $(0.01) per diluted share.

Common Share/Unit Dividend/Distribution

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended March 31, 2013 of $0.15 per common share/unit, which was paid on April 15, 2013 to common shareholders/unitholders of record as of March 28, 2013.

OPERATING ACTIVITIES

Leasing

During the first quarter of 2013, Lexington executed 10 new and extended leases and ended the quarter with overall portfolio occupancy of 97.4%.

Capital Recycling

Dispositions

During the first quarter of 2013, Lexington disposed of its interest in one property to an unrelated third party for a gross sales price of $1.9 million and conveyed two vacant properties in foreclosure in satisfaction of the aggregate $23.3 million outstanding non-recourse mortgage loans.

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Lexington Realty Trust

Subsequent to March 31, 2013, Lexington sold its vacant Honolulu, Hawaii retail store formerly leased to Macy's West Stores, Inc. and adjoining parking garage for $25.9 million (5.3% cap rate).

Investment Activity

Acquisitions

Lexington closed on the acquisition of an industrial facility in Houston, Texas for a capitalized cost of $81.4 million (6.5% initial cap rate). The facility consists of a deep water intermodal industrial terminal with 2,055 feet of deep water berths and existing structures encompassing 132,000 square feet on over 90 acres on the Houston Ship Channel. The property is net leased for a 25-year term.

Build-to-Suit Projects

Lexington's joint venture completed the 143,000 square foot build-to-suit industrial facility in Long Island City, New York for capitalized hard costs of $41.9 million. In addition, Lexington ($5.0 million) and its developer/partner ($8.6 million) were credited with additional capital for an aggregate project cost of $55.5 million (8.5% initial cap rate). The property is net leased for a 15-year term.

Lexington entered into a $20.8 million build-to-suit lease commitment to construct a 124,000 square foot industrial property in Bingen, Washington, which is subject to a net lease that will have a 10-year (10.9% initial cap rate) to 20-year (7.5% initial cap rate) term at the tenant's option.  The commitment may be terminated by the tenant prior to the commencement of construction, which construction is expected to commence in the second quarter of 2013.

In addition, Lexington continues to fund the construction of, and/or is under contract to acquire, the previously announced build-to-suit projects in (1) Denver, Colorado (8.6% initial cap rate), (2) Rantoul, Illinois (8.0% initial cap rate) and (3) Tuscaloosa, Alabama (9.3% initial cap rate).

The aggregate estimated cost of these four on-going build-to-suit projects is approximately $111.2 million of which $48.2 million was invested as of March 31, 2013.

Forward Commitment

Lexington entered into a forward commitment to purchase upon its completion a 128,000 square foot office property in Omaha, Nebraska for $39.1 million (7.1% initial cap rate), which is subject to a net lease that will have a 20-year term upon completion.

Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.

CAPITAL MARKETS

Capital Activities and Balance Sheet Update

During the first quarter of 2013, Lexington repaid $145.3 million in secured debt, which had a weighted-average interest rate of 5.6% and was scheduled to mature through 2019. Lexington also obtained a $40.0 million non-recourse mortgage secured by its property in Lenexa, Kansas. The loan bears interest at an initial blended fixed rate of 3.70% and matures in November 2027.

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Lexington Realty Trust

Lexington issued 6.2 million common shares upon conversion of an aggregate $42.8 million original principal amount of 6.00% Convertible Guaranteed Notes due 2030. In connection with the conversions, Lexington made an aggregate cash payment of approximately $2.7 million, plus accrued and unpaid interest on the notes.

In February 2013, Lexington refinanced its secured credit facility with an unsecured credit facility consisting of a four-year $300.0 million unsecured revolving loan and a five-year $250.0 million unsecured term loan. Lexington used borrowings on the revolving loan to retire $137.9 million of mortgage debt in March 2013. Lexington also amended its term loan due in 2019 to release the collateral as security for such loan. As a result, all of Lexington's corporate borrowings are now unsecured.

Lexington issued 23.0 million common shares in a public offering, raising net proceeds of approximately $258.1 million. In addition, Lexington implemented an At-The-Market offering program (“ATM”) under which Lexington may issue up to $100.0 million in common shares over the term of the program. Lexington issued 3.4 million common shares under the program during the first quarter of 2013, raising net proceeds of $35.9 million.

The net proceeds from both the public offering and the ATM were primarily used to satisfy $137.9 million of outstanding debt on Lexington's unsecured revolving loan, to fund investments and retire secured mortgage debt subsequent to quarter end.

In total, Lexington's consolidated debt declined by $190.1 million in the first quarter of 2013.

Subsequent to March 31, 2013, Lexington borrowed $250.0 million on its unsecured revolving loan and $64.0 million on its five-year unsecured term loan and swapped the LIBOR component of the term loan for a current fixed interest rate of 2.43%.

In connection with these borrowings, Lexington repaid $176.6 million of secured debt incurring $11.8 million in yield maintenance costs, gave notice to repay $16.7 million of secured debt and redeemed all $155.0 million outstanding shares of its 7.55% Series D Cumulative Redeemable Preferred Stock, at par.

2013 EARNINGS GUIDANCE

Lexington confirms its estimate of Company FFO, as adjusted, to an expected range of $1.01 to $1.04 per diluted share for the year ended December 31, 2013. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FIRST QUARTER 2013 CONFERENCE CALL

Lexington will host a conference call today, Thursday, May 2, 2013, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2013. Interested parties may participate in this conference call by dialing (888) 684-1259 or (913) 312-1502. A replay of the call will be available through May 16, 2013, at (877) 870- 5176 or (858) 384-5517, pin: 8440561. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

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Lexington Realty Trust

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a self-managed and self-administered real estate investment trust that invests in, owns, finances and manages predominantly single-tenant office, industrial and retail properties leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ended December 31, 2013, (3) the successful consummation of any lease, acquisition or build-to-suit transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

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Lexington Realty Trust

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2013	2012
Gross revenues:
Rental	$88,982	$70,543
Advisory and incentive fees	174	323
Tenant reimbursements	7,911	7,369
Total gross revenues	97,067	78,235

Expense applicable to revenues:
Depreciation and amortization	(44,967)	(37,174)
Property operating	(16,200)	(13,886)
General and administrative	(7,162)	(5,373)
Non-operating income	1,962	2,619
Interest and amortization expense	(24,045)	(24,171)
Debt satisfaction charges, net	(10,996)	(1,649)
Impairment charges	(2,413)	—
Loss before provision for income taxes, equity in earnings of non-consolidated entities and discontinued operations	(6,754)	(1,399)
Provision for income taxes	(407)	(182)
Equity in earnings of non-consolidated entities	135	7,393
Income (loss) from continuing operations	(7,026)	5,812

Discontinued operations:
Income from discontinued operations	1,698	504
Provision for income taxes	—	(5)
Debt satisfaction gains, net	10,549	1,728
Impairment charges	(7,344)	(2,561)
Total discontinued operations	4,903	(334)
Net income (loss)	(2,123)	5,478
Less net income attributable to noncontrolling interests	(497)	(1,867)
Net income (loss) attributable to Lexington Realty Trust shareholders	(2,620)	3,611
Dividends attributable to preferred shares - Series B	—	(1,379)
Dividends attributable to preferred shares - Series C	(1,572)	(1,572)
Dividends attributable to preferred shares - Series D	(2,926)	(2,926)
Allocation to participating securities	(177)	(150)
Redemption discount - Series C	—	229
Net loss attributable to common shareholders	$(7,295)	$(2,187)
Income (loss) per common share - basic and diluted:
Loss from continuing operations	$(0.07)	$—
Income (loss) from discontinued operations	0.03	(0.01)
Net loss attributable to common shareholders	$(0.04)	$(0.01)

Weighted-average common shares outstanding - basic and diluted:	189,232,274	154,149,034

Amounts attributable to common shareholders:
Loss from continuing operations	$(12,198)	$(726)
Income (loss) from discontinued operations	4,903	(1,461)
Net loss attributable to common shareholders	$(7,295)	$(2,187)

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Lexington Realty Trust

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

March 31, 2013 (unaudited) and December 31, 2012

(In thousands, except share and per share data)

	2013	2012
Assets:
Real estate, at cost	$3,644,726	$3,564,466
Real estate - intangible assets	693,335	685,914
Investments in real estate under construction	47,041	65,122
	4,385,102	4,315,502
Less: accumulated depreciation and amortization	1,175,812	1,150,417
	3,209,290	3,165,085
Cash and cash equivalents	111,404	34,024
Restricted cash	23,007	26,741
Investment in and advances to non-consolidated entities	11,825	27,129
Deferred expenses, net	59,520	57,549
Loans receivable, net	82,660	72,540
Rent receivable	8,499	7,355
Other assets	28,721	27,780
Total assets	$3,534,926	$3,418,203

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,268,654	$1,415,961
Term loan payable	255,000	255,000
Convertible notes payable	38,491	78,127
Trust preferred securities	129,120	129,120
Dividends payable	36,612	31,351
Accounts payable and other liabilities	59,004	70,367
Accrued interest payable	7,330	11,980
Deferred revenue - including below market leases, net	74,353	79,908
Prepaid rent	24,808	13,224
Total liabilities	1,893,372	2,085,038
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 213,653,183 and 178,616,664 shares issued and outstanding in 2013 and 2012, respectively	21	18
Additional paid-in-capital	2,560,662	2,212,949
Accumulated distributions in excess of net income	(1,182,969)	(1,143,803)
Accumulated other comprehensive loss	(5,522)	(6,224)
Total shareholders' equity	1,615,982	1,306,730
Noncontrolling interests	25,572	26,435
Total equity	1,641,554	1,333,165
Total liabilities and equity	$3,534,926	$3,418,203

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Lexington Realty Trust

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2013	2012
EARNINGS PER SHARE:

Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$(12,198)	$(726)
Income (loss) from discontinued operations attributable to common shareholders	4,903	(1,461)
Net loss attributable to common shareholders	$(7,295)	$(2,187)

Weighted-average number of common shares outstanding	189,232,274	154,149,034

Income (loss) per common share:
Loss from continuing operations	$(0.07)	$—
Income (loss) from discontinued operations	0.03	(0.01)
Net loss attributable to common shareholders	$(0.04)	$(0.01)

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Lexington Realty Trust

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2013	2012
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to Lexington Realty Trust shareholders	$(2,620)	$3,611
Adjustments:
Depreciation and amortization	43,956	38,301
Impairment charges - real estate	9,757	2,561
Noncontrolling interests - OP units	247	360
Amortization of leasing commissions	1,328	1,087
Joint venture and noncontrolling interest adjustment	576	(1,121)
Preferred dividends - Series B & D	(2,926)	(4,305)
Interest and amortization on 6.00% Convertible Guaranteed Notes	1,064	2,327
Reported Company FFO	51,382	42,821
Debt satisfaction charges (gains), net	447	(79)
Other	119	(10)
Company FFO, as adjusted	51,948	42,732

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	6,223	9,477
Lease incentives	256	537
Amortization of below/above market leases	48	(1,301)
Non-cash interest, net	(315)	(674)
Non-cash charges, net	1,581	1,181
Tenant improvements	(14,674)	(2,145)
Lease costs	(2,794)	(2,644)
Reported Company Funds Available for Distribution	$42,273	$47,163

Per Share Amounts
Basic:
Reported Company FFO	$0.25	$0.24
Company FFO, as adjusted	$0.25	$0.24
Company FAD	$0.21	$0.26

Diluted:
Reported Company FFO	$0.25	$0.24
Company FFO, as adjusted	$0.25	$0.24
Company FAD	$0.20	$0.26

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Lexington Realty Trust

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2013	2012
Basic:
Weighted-average common shares outstanding - EPS basic	189,232,274	154,149,034
6.00% Convertible Guaranteed Notes	7,496,530	16,409,546
Non-vested share-based payment awards	412,914	203,007
Operating Partnership Units	4,218,813	4,533,375
Preferred Shares - Series C	4,710,570	4,718,016
Weighted-average common shares outstanding - basic	206,071,101	180,012,978

Diluted:
Weighted-average common shares outstanding - basic	206,071,101	180,012,978
Options - Incremental shares	1,040,240	248,216
Weighted-average common shares outstanding - diluted	207,111,341	180,261,194

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes due 2030 because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2  Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

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LEXINGTON REALTY TRUST

2013 First Quarter Leasing Summary

LEASE EXTENSIONS

	Tenants	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant			2013 Extensions
1	Anwar Influence LLC	Honolulu	HI	01/2013	11/2015	326	$2	$1	$2	$1
2	Ricoh Americas Corporation	Houston	TX	01/2013	MTM	2,460	$32	$35	$32	$35
3	Alice H. Vinton	Honolulu	HI	02/2013	02/2015	304	$4	$4	$4	$4
4	BJC Health System	Bridgeton	MO	03/2013	12/2013	52,994	$397	$397	$397	$527
5	Corinthian Colleges, Inc.	Orlando	FL	09/2013	09/2020	59,927	$1,089	$1,359	$1,136	$1,159

				2014 Extension
6	Jean-Paul Marquez and Jearl C. Davis	Honolulu	HI	12/2014	02/2015	1,021	$25	$24	$25	$24

6	Total office/multi-tenant lease extensions					117,032	$1,549	$1,820	$1,596	$1,750

	Industrial			2013 Extension
1	Owens Corning Insulating Systems, LLC	Hebron	OH	MTM	05/2014	250,410	$377	$529	$377	$529

1	Total industrial lease extension					250,410	$377	$529	$377	$529

	Retail			2014 Extension
1	Associated Wholesale Grocers, Inc.	Lawton	OK	03/2014	03/2019	30,757	$185	$185	$189	$207

1	Total retail lease extension					30,757	$185	$185	$189	$207

8	TOTAL EXTENDED LEASES					398,199	$2,111	$2,534	$2,162	$2,486

NEW LEASES

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	RGN-Indianapolis I, LLC	Indianapolis	IN	07/2024	14,236	$31	$295
2	Renal Treatment Centers – Southeast, LP	The Woodlands	TX	07/2023	14,648	$308	$308

2	TOTAL NEW LEASES				28,884	$339	$603

10	TOTAL NEW AND EXTENDED LEASES				427,083	$2,450	$2,765

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LEXINGTON REALTY TRUST

2013 First Quarter Leasing Summary (Continued)

LEASE NON-RENEWAL

	Tenants	Location		Lease Expiration Date	Sq. Ft.	Annual 2012 Cash Rent ($000)	Annual 2012 GAAP Rent ($000)
	Office
1	Gartner, Inc.	Fort Myers	FL	01/2013	62,400	$1,159	$1,093
2	Ricoh Americas Corporation (2)	Houston	TX	02/2013	78,895	$1,148	$981
	Retail
1	Food Lion, LLC / Delhaize America, Inc.	Moncks Corner	SC	02/2013	23,000	$62	$123

3	TOTAL LEASE NON-RENEWALS				164,295	$2,369	$2,197

Footnotes

(1)	Assumes twelve months rent from the later of 4/1/13 or lease commencement/extension.
(2)	Tenant has leased 2,460 square feet on a month-to-month basis.

14

LEXINGTON REALTY TRUST

2013 First Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS

	Tenants (Guarantors)	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
1	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Houston	TX	Industrial	$81,400	$5,287	6.5%	8.3%	03/2038
2	FedEx Ground Package System, Inc. (Federal Express Corporation) (1)	Long Island City	NY	Industrial	$41,872	$4,720	8.5%	9.2%	03/2028

2	TOTAL PROPERTY INVESTMENTS				$123,272	$10,007	7.3%	8.7%

CAPITAL RECYCLING

PROPERTY DISPOSITIONS

	Tenants	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Vacant (2)	Suwanee	GA	Office	$10,964	$-	February
2	Best Buy Co., Inc.	Spartanburg	SC	Retail	$1,900	$394	March
3	Vacant (3)	Southington	CT	Office	$12,317	$-	March

3	TOTAL PROPERTY DISPOSITIONS				$25,181	$394

Footnotes

(1)	Completed build-to-suit project. Joint venture investment. Initial basis represents Lexington's capitalized costs and excludes additional capital of $5.0 million for Lexington and $8.6 million for our joint venture partner.
(2)	Property disposed in foreclosure to satisfy $11.0 million non-recourse mortgage.
(3)	Property disposed in foreclosure to satisfy $12.3 million non-recourse mortgage.

15

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE

	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 3/31/13 ($000)(1)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q2 2013	Q3 2013	Q4 2013	Q1 2014
1	Denver	CO	167,000	15	$38,990	$26,321	$10,250	$-	$-	$-	2Q 13
2	Tuscaloosa	AL	42,000	15	$8,843	$4,497	$600	$3,681	$-	$-	3Q 13
3	Rantoul	IL	813,000	20	$42,587	$16,223	$11,145	$11,145	$3,715	$-	4Q 13
4	Bingen	WA	124,000	10-20	$20,825	$-	$3,470	$5,204	$5,204	$5,204	2Q 14
4	TOTAL BUILD-TO-SUIT PROJECTS				$111,245	$47,041	$25,465	$20,030	$8,919	$5,204

FORWARD COMMITMENTS

	Tenants	Location		Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	The Gavilion Group LLC	Omaha	NE	Office	$39,125	4Q 13	7.1%	8.5%	20 yrs

1	TOTAL FORWARD COMMITMENT				$39,125		7.1%	8.5%

Footnotes

(1) Investment balance in accordance with GAAP. Aggregate equity invested is $48,236.

16

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2013 ($000) (2)	GAAP Base Rent as of 3/31/2013 ($000) (3)
OFFICE PROPERTIES
2013	MTM	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	2000	2,460	46	46
	10/31/2013	2210 Enterprise Dr.	Florence	SC	—	JPMorgan Chase Bank, National Association	1998	179,300	314	314
		3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	160	160
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International Inc.	1980/1990/2002	166,575	408	400
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	486	468
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	99	132
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	681	681
		850-950 Warrenville Rd.	Lisle	IL	—	James J. Benes & Associates, Inc.	1984	6,347	35	27
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	1,036	1,254
	4/30/2014	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	69	27
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2002	169,083	681	634
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2004	169,218	926	863
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2004	50,400	329	257
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	2,817	616
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	423	407
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	561	531
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	441	405
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	509	643
	11/30/2014	200 Lucent Ln.	Cary	NC	—	Progress Energy Service Company, LLC	1999	124,944	547	517
		850-950 Warrenville Rd.	Lisle	IL	—	Flexco, Inc.	1984	7,535	35	35
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	539	488
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	601	553
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	50	50
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	24	24
		180 South Clinton St.	Rochester	NY	—	Frontier Corporation	1988/2000	226,000	751	750
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	50	50
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	28	28
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	357	344
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	326	310
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	22	22
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	19	19
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	20	20
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1966/1973/1988/1989	187,163	290	355
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	261	272
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Orange Business Services U.S., Inc. (Equant N.V.)	1985/1986/1992/1999	125,293	568	535
	6/30/2015	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	391	344
		33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,153	922
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	263	211
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	803	799
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Incorporated	1982/1999	65,500	789	163
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	2000	97,000	279	314
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	481	524
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	462	513
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	59	59
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas Inc.	1964/1972/1988	27,189	48	35

17

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2013 ($000) (2)	GAAP Base Rent as of 3/31/2013 ($000) (3)
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	419	337
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	584	797
	4/30/2016	2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	1991/1998	221,215	622	580
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	376	432
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	2002	60,200	304	304
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	130	125
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	2001	130,290	643	666
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	14	14
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	413	410
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	593	426
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	1997	70,100	254	254
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	445	467
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	—	Capital One, National Association	1999	68,118	298	295
2018	1/31/2018	5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	57,769	177	255
		810 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	2000	78,895	356	285
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	240	467
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	1987	159,644	831	851
	5/31/2018	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2000/2001	238,600	1,266	462
		8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	2003	43,396	0	199
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1977/1978/1985/1990/1993	44,400	120	127
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	78	32
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	2007	62,218	309	214
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	52	53
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	1,223	1,231
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	178	190
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	2004	77,484	405	367
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	564	564
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985/2006/2007	521,286	1,723	1,753
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	335	276
	6/30/2019	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	1983	637,503	1,913	2,103
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	1986/1997/2000	252,300	447	475
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1885/1980/1984/2006	390,100	1,147	1,135
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	16	John Wiley & Sons, Inc.	1999	141,047	565	584
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	343	286
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	—	Patient Advocate Foundation	2000	36,484	150	150
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University	1984	85,532	328	365
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	856	856
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	581	561
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	225	193
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	350	362
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	2005	50,076	204	210
	8/31/2020	First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	340	287
	9/30/2020	9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	2003	59,927	190	213
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	1,118	1,074
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	581	656
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	828	828
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	2006	80,028	167	172
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	606	582
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	527	535

18

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2013 ($000) (2)	GAAP Base Rent as of 3/31/2013 ($000) (3)
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	300	300
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	ASM Lithography, Inc. (ASM Lithography Holding N.V.) (2013) / DuPont Airproducts Nanomaterials L.L.C. (2022)	1998	95,133	589	589
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	1988	28,591	137	137
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	2003	130,000	504	466
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	1910	52,337	383	415
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	275	540
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	769	738
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	225,049	760	879
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	630	630
	Vacant	101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	17,716	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		421 Butler Farm Rd.	Hampton	VA	—	(Available for Lease)	2000	20,080	0	0
		5757 Decatur Blvd.	Indianapolis	IN	—	(Available for Lease)	2002	30,797	0	0
		820 Gears Rd.	Houston	TX	—	(Available for Lease)	2000	76,435	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						98.8% Leased		12,392,675	$50,002	$44,875

19

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 3/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2013 ($000) (2)	GAAP Base Rent as of 3/31/2013 ($000) (3)
LONG-TERM LEASE PROPERTIES
2023	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	Office	1973/1975/1982	202,000	875	1,614
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	Office	2012	32,000	129	143
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	Office	1987/1988/1990	180,230	378	341
2025	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	1981/1983	292,700	768	743
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	336	336
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	422	422
		37101 Corporate Dr.	Farmington Hills	MI	—	Panasonic Automotive Systems Company of America, a Division of Panasonic Corporation of North America	Office	2001	90,460	351	401
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	302	302
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	134	134
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	710	710
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning Sales, LLC	Industrial	2001/2005	420,597	546	414
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	1997	458,000	510	563
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	1976/1984	554,385	7,000	1,844
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation) / Aramark Corporation	Office	1984/2012	267,662	126	1,268
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	1989/1995	85,200	292	292
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	1998	60,000	282	282
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	1,701	634
	3/31/2026	459 Wingo Road	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	649	734
	6/30/2026	351 Chamber Drive	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	254	290
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	2005	77,076	345	351
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	511	541
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	262	287
		500 Kinetic Drive	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	302	336
	12/29/2026	5500 New Albany Road	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	388	434
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	1993/2004	159,000	267	251
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	2012	98,849	428	498
	7/6/2027	2221 Schrock Road	Columbus	OH	—	MS Consultants, Inc.	Office	1999/2006	42,290	140	160
	8/7/2027	25 Lakeview Drive	Jessup	PA	—	TMG Health, Inc.	Office	2012	150,000	478	625
	8/31/2027	278 Norman Drive	Valdosta	GA	—	Gander Mountain Company	Retail	2012	52,258	193	212
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	2007	169,585	588	1,540
	11/30/2027	1640 Parker Way	Opelika	AL	—	Gander Mountain Company	Retail	2012	51,602	183	202
		1700 Millrace Drive	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	2012	80,011	395	517
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	1991/1994/1997/2005	248,700	190	197
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	5	FedEx Ground Package System, Inc. (Federal Express Corporation)	Industrial	2013	142,969	292	314
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	151	151
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	1983/1994	282,000	2,018	1,063
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	242	0
		3030 North 3rd Street	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	1986/2011	252,400	947	1,211
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	2011	673,518	546	650
2032	4/30/2032	13930 Pike Road	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Industrial	N/A	0	437	531
2038	3/31/2038	13901/14035 Industrial Road	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Industrial	Various	132,449	57	73
N/A	Vacant	37101 Corporate Dr.	Farmington Hills	MI	—	(Available for Lease)	Office	2001	38,369	0	0
		6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1984/2012	91,852	0	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						98.7% Leased			9,780,805	$25,125	$21,611

20

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 3/31/2013 ($000) (2)	GAAP Base Rent as of 3/31/2013 ($000) (3)
INDUSTRIAL PROPERTIES
2013	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	219	203
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (CEVA Logistics Holdings, B.V. / PostNL N.V.)	2004	595,346	263	263
	1/31/2014	109 Stevens St.	Jacksonville	FL	—	Wagner Industries, Inc.	1959/1967	168,800	77	77
	5/31/2014	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	250,410	94	94
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	225	225
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA Inc.	1996	72,868	114	68
		3686 South Central Ave.	Rockford	IL	12	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	101	79
2015	1/31/2015	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1991/1993	1,164,000	847	847
		7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	1978/1993	744,570	571	571
	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	159	159
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	205	205
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	119	122
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	239	229
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	916	857
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	127	196
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	2001	344,700	308	322
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	171	171
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	2006	408,000	317	317
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	398	424
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	2000	405,000	620	513
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2001	330,988	304	291
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	2002	244,851	277	272
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	680	649
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	345	369
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	447	479
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	337	336
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	239	239
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	191	174
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	184	312
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	384	384
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	630	653
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	850	850
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	300	238
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	330	319
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,400	105	98
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	299	373
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005/2012	126,213	207	188
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	423	475
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	507	436
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	333	339
2022	3/31/2022	5417 Campus Drive	Shreveport	LA	—	The Tire Rack, Inc.	2012	257,849	319	335
N/A	Vacant	1601 Pratt Ave.	Marshall	MI	—	(Available for Lease)	1979	58,300	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.4% Leased		15,299,901	$13,781	$13,751

21

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 3/31/2013 ($000) (2)	GAAP Base Rent as of 3/31/2013 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0	0
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	246,826	476,459	95%	3,039	4,038	55,000
		140 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	2000	13,206	76,885	91%	287	256	18,871
		12600 Gateway Blvd.	Fort Myers	FL	11	Multi-Tenant	1998	3,304	62,400	0%	97	91	8,585
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	680	675	0
		17191 St. Luke's Way	The Woodlands	TX	—	Multi-Tenant	2004	7,900	41,000	70%	61	61	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	1979	12,133	60,684	50%	162	162	0
		2300 Litton Ln.	Hebron	KY	—	Multi-Tenant	1986/1996	9,902	80,440	95%	100	99	0
		265 Lehigh St.	Allentown	PA	—	Multi-Tenant	1980	2,920	71,055	32%	32	32	0
		2706 Media Center Dr.	Los Angeles	CA	—	Multi-Tenant	2000	18,070	83,252	24%	58	58	10,281
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	1996	21,272	95,065	26%	87	87	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	15,139	672,629	70%	381	383	0
		King St./1032 Fort St. Mall	Honolulu	HI	7/13	Multi-Tenant	1979/2002	47,209	318,451	66%	575	575	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						69.6% Leased			2,218,448		$5,559	$6,517	$92,737

22

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2013 ($000) (2)	GAAP Base Rent as of 3/31/2013 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2014	10/31/2014	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, LLC / Crystal Food Services, LLC	1961/1978	29,119	28	36
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	22	22
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	1981	40,800	47	72
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981	42,842	76	76
		18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981/1993	43,105	70	70
		4811 Wesley St.	Greenville	TX	—	Brookshire Grocery Company / Safeway, Inc.	1985	48,492	43	60
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	64	64
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	70,910	90	105
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983/1995	42,130	31	31
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	119	81
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	1995	46,350	116	116
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	35	35
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	41	41
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	40	42
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	19	19
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,820	87	87
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	108	298
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1959/1983	28,721	48	48
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	11	82
		12080 Carmel Mountain Rd.	Galesburg	CA	—	Kmart Corporation	1993	107,210	12	188
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	18	120
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	19	139
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	27	183
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	13	87
2019	3/31/2019	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	46	50
2023	2/28/2023	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	34,555	26	39
N/A	Vacant	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0
		S. Carolina 52/52 Bypass	Moncks Corner	SC	11	(Available for Lease)	1982	23,000	10	21
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						97.7% Leased		1,494,075	$1,266	$2,212

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.4% Leased		41,185,904	$95,733	$88,966

Footnotes

1	Square foot leased or vacant.
2	Three months ended 3/31/2013 cash rent.
3	Three months ended 3/31/2013 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Joint venture investment. Lexington has a priority return.
6	Lexington has a 71.1% interest in this property.
7	240,992 square feet sold subsequent to 3/31/2013.
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $249 of income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Cash and GAAP rent amounts represent prior tenant.
12	Subsequent to 3/31/2013, new tenant lease entered into from 1/1/2015 to through 12/31/2016.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $2.9 million in operating expenses, net for the three months ended 3/31/2013.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	RGN-Indianapolis I, LLC lease for 14,236 square feet expires 07/2024. Yellow Book Sales and Distribution Company, Inc. lease for 3,764 square feet expires 11/2013.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017.

23

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Lease Rollover Schedule by Property Type - Cash Basis

3/31/2013

	Office			Industrial			Retail/Specialty			Multi-Tenant
Year	Net Rentable Area	Cash Rent as of 3/31/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 3/31/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 3/31/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 3/31/2013 ($000)	Annual Rent PSF (2)
2013 - remaining	581,793	$1,530	$10.52	196,946	$219	$4.45	-	$-	$-	31,869	$119	$14.94
2014	2,335,387	$11,877	$16.92	1,577,946	$874	$2.22	29,119	$28	$3.85	12,737	$131	$41.14
2015	1,347,755	$7,847	$15.02	2,377,690	$1,901	$3.20	56,837	$69	$4.86	123,524	$438	$14.18
2016	1,017,000	$3,078	$12.11	2,007,278	$2,078	$4.14	177,562	$253	$5.70	139,185	$505	$14.51
2017	525,576	$2,038	$15.51	2,987,744	$3,071	$4.11	126,964	$240	$7.56	22,381	$57	$10.19
2018	1,360,401	$4,830	$14.20	1,530,121	$951	$2.49	1,003,350	$594	$3.97	93,726	$344	$14.68
2019	2,445,420	$7,956	$13.01	1,621,875	$1,014	$2.50	30,757	$46	$5.98	135,229	$843	$24.94
2020	717,632	$2,746	$15.31	1,249,216	$1,884	$6.03	-	$-	$-	85,521	$116	$5.43
2021	904,802	$3,827	$16.92	1,402,257	$1,470	$4.19	-	$-	$-	534,538	$1,651	$12.35
2022	406,073	$1,913	$18.84	257,849	$319	$4.95	-	$-	$-	-	$-	$-
2023 - Q1	605,309	$1,804	$11.92	-	$-	$-	34,555	$26	$3.01	-	$-	$-
Thereafter	3,136,497	$16,053	$14.15	6,292,876	$8,126	$5.81	216,395	$872	$16.12	200,084	$652	$33.41
Total/Weighted Average (1)	15,383,645	$65,499	$14.50	21,501,798	$21,907	$4.26	1,675,539	$2,128	$6.04	1,378,794	$4,856	$9.60

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.
(2)	For properties acquired cash rents are annualized.

24

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

3/31/2013

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2013 ($000)	Percent of GAAP Base Rent as of 3/31/2013	Percent of GAAP Base Rent as of 3/31/2012
2013 - remaining	8	$1,740	2.1%	8.0%
2014	33	$10,397	12.7%	13.6%
2015	20	$7,044	8.6%	12.2%
2016	17	$5,603	6.9%	6.6%
2017	17	$5,101	6.2%	6.4%
2018	30	$6,912	8.5%	7.1%
2019	15	$9,181	11.2%	11.6%
2020	12	$4,560	5.6%	4.9%
2021	10	$5,285	6.5%	6.3%
2022	6	$2,242	2.7%	1.8%
2023 - Q1	4	$2,196	2.7%	3.2%
Thereafter	42	$21,537	26.3%	13.4%

Total (1)	214	$81,798	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

25

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

3/31/2013

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2013 ($000)	Percent of GAAP Base Rent as of 3/31/2013
2013-remaining	30	$1,859	2.1%
2014	44	$10,528	12.0%
2015	36	$7,463	8.5%
2016	30	$6,101	7.0%
2017	19	$5,157	5.9%
2018	34	$7,254	8.3%
2019	23	$10,020	11.4%
2020	15	$4,674	5.3%
2021	15	$6,990	8.0%
2022	6	$2,242	2.6%
2023 - Q1	4	$2,196	2.5%
Thereafter	45	$23,134	26.4%

Total (1)	301	$87,618	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

26

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

3/31/2013

Collateral			Loan Balance	Interest	Maturity	Current Estimated Annual Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)	Rate	Date	($000)(2)	($000)	($000)
Office	Schaumburg (3)	IL	$21,636	20.00%	01/2012	$-	$21,636	$-
	Norwalk (4)	CT	$14,249	7.50%	11/2014	$-	$14,249	$4,526
	Southfield	MI	$7,181	4.55%	02/2015	$1,282	$5,810	$-
	Westmont (5)	IL	$26,810	6.45%	10/2015	$2,090	$25,731	$6,237
Retail	Austin	TX	$2,120	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,262	8.00%	02/2021	$219	$-	$-
	Various	Various	$672	8.00%	12/2021	$111	$-	$-
	Various	Various	$813	8.00%	03/2022	$127	$-	$-
Charter School	Homestead (6)	FL	$7,974	7.50%	08/2014	$606	$8,000	$-
	Total Mortgage Loans Receivable		$82,717			$4,435	$80,530	$10,763

Footnotes

(1)	Includes accrued interest receivable and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Interest only payments to the extent of operating cash flow of underlying asset. Borrower currently in default and Lexington has commenced foreclosure.
(4)	Lexington is committed to lend up to a maximum of $32.6 million. Escrow balance represents a security interest of $4.5 million in an account maintained by the borrower.
(5)	Escrow balance includes $2.5 million in a collateral escrow account maintained by the borrower and $2.5 million tenant letter of credit held by Lexington. Tenant in property exercised its option to terminate the lease effective 11/30/2013 for a termination payment of $1.3 million.
(6)	Lexington is committed to lend an additional $30 thousand.

27

LEXINGTON REALTY TRUST

2013 First Quarter Financing Summary

 DEBT RETIRED

		Face / Satisfaction ($000)	Rate	Due Date
1	Convertible Guaranteed Notes (1)	$42,750	6.000%	01/2030
2	Tempe, AZ	$12,191	5.148%	05/2013
3	The Woodlands, TX	$7,445	6.507%	11/2019
4	Brea, CA (2)	$73,324	5.734%	05/2013
5	Houston, TX	$15,797	5.218%	05/2013
6	Irving, TX (2)	$36,604	5.452%	05/2013
7	Suwanee, GA (3)	$10,964	5.260%	05/2015
8	Southington, CT (3)	$12,317	5.018%	05/2013
	TOTAL	$211,392

 NEW PROPERTY LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Lenexa, KS	$40,000	3.700%	11/2027
2	Palm Beach Gardens, FL (4)	$15,250	3.700%	03/2018

 CORPORATE LEVEL FINANCING

		Face ($000)	Maturity	Amount Outstanding ($000)
1	Unsecured Revolving Loan (5) (6)	$300,000	02/2017	$-
2	Unsecured Term Loan (6)	$250,000	02/2018	$-

Footnotes

(1)	Notes converted to 6.2 million common shares for an aggregate cash payment of $2.7 million plus accrued and unpaid interest. Put date is 01/2017.
(2)	Imputed interest rate.
(3)	Property was disposed through foreclosure to satisfy mortgage.
(4)	Lexington has a 25% interest in this property.
(5)	Maturity may be extended to 02/2018 at Lexington's option.
(6)	The unsecured credit facility requires regular payments of interest only at an interest rate dependent on Lexington’s leverage (as defined in the credit agreement). Subsequent to 3/31/2013, $250.0 million drawn on the Revolving Loan and $64.0 million drawn on the Term Loan.

28

LEXINGTON REALTY TRUST

Debt Maturity Schedule

3/31/2013

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments		Corporate Debt
2013	$14,560	$88,643	(a)	$-
2014	$33,727	$251,032	(b)	$-
2015	$26,375	$277,936		$-
2016	$20,224	$148,595		$-
2017	$20,150	$68,669		$41,146	(c)
	$115,036	$834,875		$41,146

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2013	$1,051	$-
2014	$1,529	$-
2015	$1,608	$5,469
2016	$1,477	$-
2017	$94	$2,097
	$5,759	$7,566

Footnotes

(a)	$4,496 of balloon debt has been repaid subsequent to March 31, 2013.
(b)	$168,029 of balloon debt has been repaid subsequent to March 31, 2013.
(c)	Assumes debt is put to Lexington in 2017; stated maturity date is January 2030.

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2013 Mortgage Maturities by Property Type

3/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2013 ($000)	GAAP Base Rent as of 3/31/2013 ($000)
Office &	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,171	05/2013	11/2013	$19,579	$408	$400
Multi-Tenant	12600 Gateway Blvd.	Fort Myers	FL	62,400	$8,550	05/2013	Vacant	$3,304	$97	$91
	5757 Decatur Blvd.	Indianapolis	IN	88,566	$8,580	05/2013	2018	$15,297	$177	$255
	6303 Barfield Rd./859 Mount Vernon Hwy.	Atlanta	GA	289,000	$40,356	05/2013	Various	$76,766	$1,595	$719
	2401 Cherahala Blvd. (2)	Knoxville	TN	59,748	$4,496	09/2013	05/2020	$8,587	$225	$193
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	02/2023	$24,631	$275	$540

	Total 2013 Mortgage Maturities			842,691	$88,643			$148,164	$2,777	$2,198

Footnotes

(1)	Represents GAAP capitalized costs as of March 31, 2013.
(2)	Amount satisfied subsequent to March 31, 2013.

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2014 Mortgage Maturities by Property Type

3/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2013 ($000)	GAAP Base Rent as of 3/31/2013 ($000)
Office	33 Commercial St. (3)	Foxboro	MA	164,689	$-	01/2014	06/2015	$29,238	$3,153	$922
	1401 & 1501 Nolan Ryan Pkwy. (3)	Arlington	TX	236,547	$18,642	02/2014	01/2014	$28,303	$681	$681
	2999 Southwest 6th St. (3)	Redmond	OR	77,484	$8,484	04/2014	01/2019	$14,100	$405	$367
	3480 Stateview Blvd. (3)	Fort Mill	SC	169,218	$18,300	05/2014	05/2014	$29,174	$926	$863
	1701 Market St. (2)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$72,728	$1,814	$1,771
	10300 Kincaid Dr. (3)	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,470	$856	$856
	3965 Airways Blvd. (3)	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$1,723	$1,753
	500 Jackson St. (3)	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$1,147	$1,135
	6226 West Sahara Ave. (3)	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$2,018	$1,063
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,419	$1,140	$1,041
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$357	$344
Industrial	2415 US Hwy. 78 East (3)	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$263	$263

	Total 2014 Mortgage Maturities			3,244,123	$251,032			$515,712	$14,483	$11,059

Footnotes

(1)	Represents GAAP capitalized costs as of March 31, 2013.
(2)	Lexington has an 80.5% interest in the property and amounts include parking operations.
(3)	Amount satisfied subsequent to March 31, 2013.

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2015 Mortgage Maturities by Property Type

3/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2013 ($000)	GAAP Base Rent as of 3/31/2013 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$1,036	$1,254
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,692	$242	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$504	$466
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$568	$535
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,586	$565	$584
	100, 120, 140 East Shore Dr.	Glen Allen	VA	222,048	$18,321	05/2015	Various	$38,140	$763	$741
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,999	$581	$656
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$441	$405
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,255	$486	$468
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Vacant / 2015	$18,070	$58	$58
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	12/2021	$15,850	$527	$535
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$561	$531
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$445	$467
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,369	$423	$407
	2500 Patrick Henry Pkwy.	McDonough	GA	111,911	$11,349	06/2015	06/2015	$16,000	$391	$344
	3711 San Gabriel (3)	Mission	TX	75,016	$5,371	06/2015	06/2015	$7,600	$263	$211
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$803	$799
	2529 West Thorne Dr.	Houston	TX	65,500	$2,203	09/2015	09/2015	$5,400	$789	$163
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2025	$78,887	$7,000	$1,844
Industrial	324 Industrial Park Rd.	Franklin	NC	72,868	$-	04/2015	12/2014	$2,300	$114	$68
	6938 Elm Valley Dr.	Kalamazoo	MI	150,945	$15,087	05/2015	10/2021	$21,970	$507	$436
	10000 Business Blvd.	Dry Ridge	KY	336,350	$3,892	07/2015	06/2025	$15,227	$336	$336
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,904	07/2015	06/2025	$19,066	$422	$422
	4010 Airpark Dr.	Owensboro	KY	211,598	$3,389	07/2015	06/2025	$13,598	$302	$302
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,547	07/2015	06/2025	$6,055	$134	$134
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,471	07/2015	06/2025	$32,222	$710	$710

	Total 2015 Mortgage Maturities			4,669,138	$277,936			$585,994	$18,971	$12,876

Footnotes

(1)	Represents GAAP capitalized costs as of March 31, 2013.
(2)	Property is classified as a capital lease for GAAP, accordingly $249 of GAAP income is included in non-operating income.

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2016 Mortgage Maturities by Property Type

3/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2013 ($000)	GAAP Base Rent as of 3/31/2013 ($000)
Office	1600 Eberhardt Rd.	Temple	TX	108,800	$7,463	01/2016	01/2016	$12,161	$419	$337
	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,662	$509	$643
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$292	$292
	1400 Northeast McWilliams Rd.	Bremerton	WA	60,200	$5,479	04/2016	07/2016	$9,906	$304	$304
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$282	$282
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,388	$398	$427
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$584	$797
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,880	$751	$750
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$649	$734
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	12/2017	$21,266	$447	$479
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2014/2015	$10,919	$220	$201
	2935 Van Vactor Dr.	Plymouth	IN	300,500	$5,723	09/2016	06/2015	$9,200	$205	$205
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$510	$563
Specialty	25500 State Hwy. 249	Tomball	TX	77,076	$8,041	11/2016	08/2026	$15,776	$345	$351

	Total 2016 Mortgage Maturities			3,164,789	$148,595			$271,351	$5,915	$6,365

Footnotes

(1)	Represents GAAP capitalized cost at March 31, 2013.

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2017 Mortgage Maturities by Property Type

3/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2013 ($000)	GAAP Base Rent as of 3/31/2013 ($000)
Office	104 & 110 South Front St.	Memphis	TN	37,229	$3,484	01/2017	10/2016	$5,586	$130	$125
	9200 South Park Center Loop	Orlando	FL	59,927	$9,309	02/2017	09/2020	$14,898	$190	$213
	500 Kinetic Drive	Huntington	WV	68,693	$6,500	02/2017	11/2026	$12,558	$302	$336
Industrial	7500 Chavenelle Rd.	Dubuque	IA	330,988	$8,725	06/2017	06/2017	$11,660	$304	$291
	5001 Greenwood Rd.	Shreveport	LA	646,000	$19,000	07/2017	10/2026	$26,678	$511	$541
	1420 Greenwood Rd.	McDonough	GA	296,972	$21,651	11/2017	10/2017	$30,897	$680	$649

	Total 2017 Mortgage Maturities			1,439,809	$68,669			$102,277	$2,117	$2,155

Footnotes

(1)	Represents GAAP capitalized cost at March 31, 2013.

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Consolidated Properties: Mortgages and Notes Payable

3/31/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Colorado Springs, CO		$10,190	6.250%	05/2013	$199	$10,171
Atlanta, GA		40,356	5.268%	05/2013	177	40,356
Indianapolis, IN	(m)	8,686	5.168%	05/2013	406	8,580
Fort Myers, FL	(m)	8,585	5.268%	05/2013	185	8,550
Phoenix, AZ	(q)	16,652	6.270%	09/2013	595	16,490
Knoxville, TN	(p)	4,532	5.950%	09/2013	150	4,496
Foxboro, MA	(b)(p)	2,738	6.000%	01/2014	2,901	-
Moody, AL	(p)	6,476	4.978%	01/2014	397	6,350
Arlington, TX	(p)	19,540	5.810%	02/2014	1,385	18,642
Redmond, OR	(p)	8,691	5.616%	04/2014	697	8,484
Fort Mill, SC	(p)	18,683	5.373%	05/2014	1,364	18,300
Philadelphia, PA	(e)	44,658	5.060%	07/2014	3,178	43,520
Fishers, IN	(p)	10,810	6.375%	08/2014	932	10,466
Columbus, IN	(i)(p)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)(p)	31,428	6.150%	09/2014	1,960	31,428
Memphis, TN	(i)(p)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)(p)	583	7.500%	09/2014	54	568
Las Vegas, NV	(i)(p)	710	7.500%	09/2014	66	690
Memphis, TN	(i)(p)	1,045	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	30,939	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,088	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,619	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,568	5.530%	01/2015	993	12,022
Herndon, VA	(b)	10,848	5.885%	04/2015	888	10,359
Franklin, NC		496	8.500%	04/2015	271	-
Kalamazoo, MI		16,339	5.411%	05/2015	1,189	15,087
Glen Allen, VA	(b)	18,871	5.377%	05/2015	1,292	18,321
Houston, TX		15,136	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		11,829	5.210%	05/2015	874	11,282
Indianapolis, IN		11,753	5.160%	05/2015	865	11,205
San Antonio, TX		11,678	5.340%	05/2015	875	11,167
Los Angeles, CA	(m)	10,281	5.110%	05/2015	750	9,760
Richmond, VA		9,487	5.310%	05/2015	708	9,055
Harrisburg, PA		8,176	5.110%	05/2015	599	7,792
Knoxville, TN		6,976	5.310%	05/2015	520	6,658
McDonough, GA		11,832	5.212%	06/2015	836	11,349
Mission, TX		5,669	5.783%	06/2015	462	5,371
Carrollton, TX	(b)	19,325	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,205	4.990%	07/2015	1,054	13,471
Hopkinsville, KY		8,335	4.990%	07/2015	618	7,904
Dry Ridge, KY	(n)	4,104	4.990%	07/2015	305	3,892
Owensboro, KY	(n)	3,574	4.990%	07/2015	265	3,389
Elizabethtown, KY	(j)	2,686	4.990%	07/2015	199	2,547
Houston, TX	(b)	29,933	6.250%	09/2015	8,404	18,161

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 Consolidated Properties: Mortgages and Notes Payable

3/31/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Houston, TX		3,453	8.036%	09/2015	952	2,203
Temple, TX		8,535	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,439	5.732%	03/2016	1,035	13,825
Omaha, NE		8,071	5.610%	04/2016	621	7,560
Bremerton, WA		6,414	6.090%	04/2016	494	5,479
Tempe, AZ		7,622	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,873	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,451	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	17,744	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,308	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,512	6.210%	08/2016	508	6,153
Glenwillow, OH		16,029	6.130%	09/2016	1,240	15,132
Plymouth, IN		6,112	6.315%	09/2016	497	5,723
Tomball, TX		9,374	6.063%	11/2016	683	8,041
Memphis, TN		3,726	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,841	5.722%	02/2017	696	9,309
Dubuque, IA		9,673	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,970	6.110%	11/2017	1,674	21,651
Lorain, OH	(b)	1,219	7.750%	07/2018	108	-
Manteca, CA	(b)	861	7.750%	07/2018	77	-
Watertown, NY	(b)	810	7.750%	07/2018	72	-
Lewisburg, WV	(b)	569	7.750%	07/2018	51	-
San Diego, CA	(b)	549	7.750%	07/2018	49	-
Galesburg, IL	(b)	483	7.750%	07/2018	43	-
Erwin, NY		8,983	5.910%	10/2018	728	6,637
Boston, MA		12,923	6.100%	12/2018	996	11,520
North Berwick, ME		8,370	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	35,652	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,001	5.883%	05/2019	1,268	15,182
Meridian, ID		10,453	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,405	5.749%	09/2019	1,344	16,338
Lenexa, KS		10,503	6.270%	12/2019	774	7,770
Boca Raton, FL		20,260	6.470%	02/2020	1,542	18,414
Oakland, ME		9,384	5.930%	10/2020	750	7,660
Lavonia, GA		8,458	5.460%	12/2020	741	5,895
Wall, NJ	(b)	22,791	6.250%	01/2021	3,312	-
Charleston, SC		7,350	5.850%	02/2021	446	6,632
Whippany, NJ		14,877	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Palo Alto, CA		59,030	3.970%	12/2023	4,571	-
Chester, SC		10,391	5.380%	08/2025	1,144	362
Lenexa, KS		40,000	3.700%	11/2027	1,995	10,000
Farmington Hills, MI	(b)(h)	17,591	7.420%	03/2031	1,500	10,279
Subtotal/Wtg. Avg./Years Remaining (l)		$1,268,654	5.543%	4.3	$96,402	$1,049,182

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 Consolidated Properties: Mortgages and Notes Payable

3/31/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate (k)
Term Loan		$255,000	3.673%	01/2019	$9,496	$255,000
Convertible Notes	(o)(c)	41,146	6.000%	01/2030	2,469	41,146
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$425,266	4.849%	11.1	$20,750	$425,266
Total/Wtg. Avg./Years Remaining (l)		$1,693,920	5.369%	6.0	$117,152	$1,474,448

Footnotes

(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes, discount of $2,655 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Lexington has an 80.5% interest in this property.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Loan is in hyper-amortization.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Unsecured
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Debt service payments have been suspended.
(n)	Properties are cross-collateralized.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Debt satisfied subsequent to 3/31/2013.
(q)	Notice sent to prepay loan in 2Q 2013.

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Non- Consolidated Investments: Mortgages & Notes Payable

3/31/2013

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$14,163	$5,665	5.240%	05/2015	$976	$13,673	$5,469
One Summit	10,078	$3,024	9.375%	10/2016	3,344	-	-
One Summit	6,775	$2,033	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	15,067	$2,260	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	15,228	$3,807	3.700%	03/2018	842	13,768	3,442
Total/Wtg. Avg. (1)/Years Remaining (2)	$61,311	$16,789	6.21%	3.4	$8,351	$41,423	$11,008

Footnotes

(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

38

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Partnership Interests

Three months ended March 31, 2013

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$136
Interest expense	$128
Depreciation and amortization	$207

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$1,184
Interest expense	$247

Footnotes

(1) Excludes discontinued operations and OP unit noncontrolling interests.

39

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

3/31/2013

($000)

Balance Sheet

Other assets	$28,721

The components of other assets are:

Deposits	$461
Investments- capital lease	10,692
Equipment	481
Prepaids	4,226
Other receivables	929
Deferred tax asset	865
Deferred lease incentives	10,929
Other	138

Accounts payable and other liabilities	$59,004

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$11,029
CIP accruals and other	15,156
Taxes	874
Deferred lease and loan costs	9,946
Subordinated notes	2,403
Deposits	1,691
Escrows	1,649
Transaction / build-to-suit costs	10,734
Interest rate swap derivative liability	5,522

Income Statement - Three months ended March 31, 2013

Non-cash interest expense, net	$(115)

40

LEXINGTON REALTY TRUST

Select Credit Metrics

	3/31/2012	3/31/2013	Adjusted 3/31/2013 (1)

Company FFO Payout Ratio	52.1%	60.0%	60.0%

Unencumbered Assets (2)(3)	$1.56 billion	$2.07 billion	$2.48 billion

Unencumbered NOI (3)	30.6%	41.8%	54.6%

Debt + Preferred / Gross Assets	48.3%	41.2%	40.4%

Debt/Gross Assets	40.5%	35.9%	38.4%

Market Cap Leverage	48.6%	37.5%	40.5%

Secured Debt / Gross Assets (3)	30.1%	26.9%	22.7%

Net Debt / EBITDA	5.5x	5.4x	6.0x

Net Debt + Preferred / EBITDA	6.6x	6.3x	6.3x

Credit Facilities Availability	$276.3 million	$542.4 million	$228.4 million

Development / Gross Assets	1.1%	1.3%	1.3%

EBITDA / Revenue	87.0%	85.4%	85.4%

EBITDA / PrefDiv + Interest Expense	2.7x	3.0x	3.5x

JV + Advisory Income / Revenues	8.3%	0.3%	0.3%

Footnotes

(1) March 31, 2013 credit metrics adjusted to reflect impact of (i) repayment of $176.6 million of secured debt in April/May 2013, (ii) an additional $16.7 million of secured debt that Lexington has given notice to prepay, (iii) the retirement of Series D Preferred Stock in April 2013, and (iv) April borrowings on the unsecured revolving loan and unsecured term loan of $250.0 million and $64.0 million, respectively.

(2) Includes loans receivable.

(3) As of March 31, 2013, revolving credit facility and term loans are unsecured and all prior periods reflect such borrowings as unsecured.

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LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

	2008	2009	2010	2011	2012

Company FFO Payout Ratio	74.5%	49.6%	43.2%	48.5%	56.1%

Unencumbered Assets (1)(2)	$1.18 billion	$1.36 billion	$1.49 billion	$1.15 billion	$1.76 billion

Unencumbered NOI (1)	27.3%	21.0%	22.9%	25.9%	34.8%

Debt + Preferred / Gross Assets	56.9%	54.5%	49.4%	48.7%	46.6%

Debt/Gross Assets	49.4%	46.9%	41.5%	40.9%	41.1%

Market Cap Leverage	72.9%	65.3%	53.7%	52.5%	46.6%

Secured Debt / Gross Assets (1)	37.0%	36.8%	33.0%	31.9%	30.9%

Net Debt / EBITDA	5.4x	6.1x	5.6x	5.5x	6.5x

Net Debt + Preferred / EBITDA	6.3x	7.1x	6.7x	6.6x	7.3x

Credit Facilities Availability	$173.3 million	$96.6 million	$215.9 million	$294.3 million	$296.3 million

Development / Gross Assets	0.5%	0.3%	0.7%	0.9%	1.6%

EBITDA / Revenue	92.6%	81.4%	80.1%	77.0%	76.5%

EBITDA / PrefDiv + Interest Expense	2.4x	2.2x	2.2x	2.3x	2.4x

JV + Advisory Income or (loss) / Revenues	N/A	N/A	5.9%	8.5%	4.4%

Capital Raised (Retired), net (millions):

Common equity, net	$30.2	$20.0	$166.7	$99.7	$162.7

Preferred equity, net	($7.5)	$0.0	$0.0	($15.5)	($70.0)

Unsecured debt, gross (1)	($119.0)	$46.0	$82.5	$0.0	$190.4

Secured debt, gross	($293.5)	($291.9)	($305.3)	($121.3)	($198.3)

Property dispositions net proceeds	$334.2	$113.1	$80.2	$124.0	$155.2

Footnotes:

(1)	As of March 31, 2013, revolving credit facility and term loans are unsecured and all prior periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.

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LEXINGTON REALTY TRUST

Other Data

3/31/2013

($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2013 - remaining	$249,450	$268,392
2014	$331,603	$333,884
2015	$287,830	$288,676
2016	$256,403	$256,734
2017	$233,981	$232,422

Other Revenue Data

Asset Class	GAAP Base Rent as of 3/31/13 (2)	3/31/13 Percentage	3/31/12 Percentage
Office	$44,875	50.4%	56.2%
Long-term leases (3)	$21,611	24.3%	16.0%
Industrial	$13,751	15.5%	14.8%
Multi-tenant	$6,517	7.3%	9.5%
Retail/Specialty	$2,212	2.5%	3.5%
	$88,966	100.0%	100.0%

Credit Ratings (4)
Investment Grade	$43,422	48.8%	46.6%
Non-Investment Grade	$12,042	13.5%	16.0%
Unrated	$33,502	37.7%	37.4%
	$88,966	100.0%	100.0%

Same-Store NOI (5)(6)	Three months ended March 31
	2013	2012
Total Base Rent	$77,115	$77,452
Tenant Reimbursements	7,503	7,337
Property Operating Expenses	(15,378)	(13,849)
Same-Store NOI	$69,240	$70,940

Change in Same-Store NOI	(2.4)%

Weighted-Average Lease Term	As of 3/31/13	As of 3/31/12
	7.5 years	6.3 years

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) that no new or renegotiated leases are entered into after 3/31/2013.
(2)	Three months ended 3/31/2013 GAAP base rent recognized for consolidated properties owned as of 3/31/2013.
(3)	Long-term leases are defined as leases having a term of ten years or longer.
(4)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.
(5)	NOI is on a consolidated cash basis.
(6)	Excludes properties acquired and sold in 2013 and 2012.

43

LEXINGTON REALTY TRUST

Top 20 Markets

3/31/2013

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 3/31/13 (1)
1	Dallas-Fort Worth-Arlington, TX	8.3%
2	Houston-Sugar Land-Baytown, TX	5.0%
3	Baltimore-Towson, MD	4.5%
4	Memphis, TN-MS-AR	4.5%
5	Phoenix-Mesa-Scottsdale, AZ	4.2%
6	Kansas City, MO-KS	4.1%
7	New York-Northern New Jersey-Long Island, NY-NJ-PA	3.6%
8	Orlando-Kissimmee, FL	3.6%
9	Boston-Cambridge-Quincy, MA-NH	2.9%
10	Los Angeles-Long Beach-Santa Ana, CA	2.8%
11	Atlanta-Sandy Springs-Marietta, GA	2.4%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.3%
13	Detroit-Warren-Livonia, MI	2.3%
14	Columbus, OH	2.1%
15	Indianapolis-Carmel, IN	2.0%
16	Chicago-Naperville-Joliet, IL-IN-WI	1.9%
17	San Jose-Sunnyvale-Santa Clara, CA	1.8%
18	Charlotte-Gastonia-Concord, NC-SC	1.7%
19	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.6%
20	San Antonio, TX	1.5%
	Total Top 20 Markets (3)	63.0%

Footnotes

(1)	Three months ended 3/31/2013 GAAP base rent recognized for consolidated properties owned as of 3/31/2013.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

44

LEXINGTON REALTY TRUST

Tenant Industry Diversification

3/31/2013

Industry Category	Percent of GAAP Base Rent as of 3/31/2013 (1) (2)
Finance/Insurance	14.1%
Technology	10.8%
Service	9.8%
Automotive	9.3%
Energy	8.6%
Consumer Products	7.5%
Transportation/Logistics	6.0%
Healthcare	5.7%
Telecommunications	5.2%
Construction/Materials	3.7%
Food	3.4%
Media/Advertising	3.1%
Aerospace/Defense	2.8%
Printing/Production	2.4%
Apparel	1.7%
Retail Specialty	1.6%
Education	1.5%
Retail Department	1.5%
Real Estate	0.9%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Three months ended 3/31/2013 GAAP base rent recognized for consolidated properties owned as of 3/31/2013.
(2)	Total shown may differ from detailed amounts due to rounding.

45

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

3/31/2013

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 3/31/2013 ($000) (1)	Percent of GAAP Base Rent as of 3/31/2013 ($000) (1) (2)
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$2,511	2.8%
US Government	2	329,229	0.8%	$2,391	2.7%
Bank of America, National Association	8	691,893	1.7%	$2,316	2.6%
Federal Express Corporation	3	790,468	1.9%	$2,255	2.5%
Baker Hughes, Inc.	2	619,885	1.5%	$2,007	2.3%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$1,795	2.0%
Xerox Corporation	1	202,000	0.5%	$1,614	1.8%
Invensys Systems, Inc. (Siebe, Inc.)	2	416,603	1.0%	$1,538	1.7%
Wells Fargo Bank, N.A.	2	338,301	0.8%	$1,497	1.7%
T-Mobile USA, Inc.	5	386,078	0.9%	$1,427	1.6%
	34	6,303,939	15.3%	$19,351	21.8%

Footnotes

(1)	Three months ended 3/31/2013 GAAP base rent recognized for consolidated properties owned as of 3/31/2013.
(2)	Total shown may differ from detailed amounts due to rounding.

46

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 43006	250 Royall Street
Providence, RI 02940-3006	Canton, MA 02021
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

47